Summary Prospectus Supplement

January 14, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 14, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated May 23, 2012, as supplemented on September 6, 2012 of:

Emerging Markets External Debt Portfolio
(the "Portfolio")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") has approved (i) the imposition of a maximum initial sales charge of 4.25% on purchases of Class P shares of the Portfolio; (ii) an increase in the maximum initial sales charge on purchases of Class H shares of the Portfolio from 3.50% to 4.00%; (iii) a reduction of the distribution and shareholder services (12b-1) fee applicable to Class L shares of the Portfolio from 0.75% to 0.50%; (iv) a decrease in the expense cap with respect to Class L shares of the Portfolio; (v) a decrease in the minimum initial investment amount for Class P shares of the Portfolio from $1,000,000 to $1,000; (vi) a decrease in the minimum initial investment amount for Class L shares of the Portfolio from $25,000 to $1,000; and (vii) the implementation of criteria for the waiver of the front-end sales charge on Class P shares of the Portfolio. As a result, the following changes to the Summary Prospectus are effective as of February 25, 2013:

The first paragraph in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class P and Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class P or Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class P or Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $25,000 or more with respect to Class P and $50,000 or more with respect to the Class H. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class P and Class H Shares" section on page 12 of the Prospectus.

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The following replaces the "Shareholder Fees" table and related footnote thereto with respect to Class P and Class H shares only in section of the Summary Prospectus entitled "Fees and Expenses:"

	Class P	Class H
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	4.00%
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%

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The following replaces the "Annual Portfolio Operating Expenses" table and related footnotes thereto with respect to Class L shares only in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses:"

Class L
Advisory Fee	0.75%
Distribution and/or Service (12b-1) Fee§	0.50%
Other Expenses‡	0.58%
Total Annual Portfolio Operating Expenses*	1.83%
Fee Waiver and/or Expense Reimbursement*	0.48%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.35%

§  The Board of Directors approved an amendment to the Distribution and Shareholder Services Plan reducing the distribution and shareholder services (12b-1) fee for the Portfolio's Class L shares from 0.75% to 0.50% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and/or Service (12b-1) Fees shown in the table above have been restated to reflect such change.

‡  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 0.85% for Class I, 1.10% for Class P, 1.10% for Class H and 1.35% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

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The following table replaces the "Example" table with respect to Class P, Class H and Class L shares only in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years
Class P	$532	$760
Class H	$508	$736
Class L	$137	$428

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The section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares, $25,000 for Class H and $1,000 for each of Class L and Class P shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Purchase Class P and Class H Shares" sections beginning on pages 11 and 12, respectively, of the Prospectus.

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Class I and Class L Shares" sections beginning on pages 11 and 14, respectively, of the Prospectus.

Class P and Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Please retain this supplement for future reference.

  SU-MSIF-26-SPT 1/13